Cash and Cash Equivalents	12 Months Ended
Mar. 31, 2021
Cash And Cash Equivalents [Abstract]
Cash and Cash Equivalents
22)	CASH AND CASH EQUIVALENTS

	As at March 31
Particulars	2020	2021
Cash in hand	90	65
Funds in transit	4,631	13,236
Bank balances	113,477	218,141
Term deposits	11,683	63,624
Total	129,881	295,066

As of March 31, 2021, bank balances include USD 125 (March 31, 2020: USD 3) against which mainly letters of credit have been issued to various airlines.

Funds in transit represents the amount collected from customers through credit cards/net banking which is outstanding as at the year end and credited to Group’s bank accounts subsequent to the year end.

The Group’s exposure to interest rate risk and a sensitivity analysis for financial assets and financial liabilities is disclosed in note 5 and 35.